UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

LIVEVOX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38825 (Commission File Number)	82-3447941 (IRS Employer Identification No.)

655 Montgomery Street, Suite 1000

San Francisco, CA 94111

(Address of principal executive offices)

(415) 671-6000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 per share	LVOX	The NASDAQ Stock Market LLC

Redeemable Warrants, each whole Warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50	LVOXW	The NASDAQ Stock Market LLC

Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	LVOXU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K (this “Current Report”) is being filed in connection with the consummation of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of October 3, 2023 (the “Merger Agreement”), by and among LiveVox Holdings, Inc., a Delaware corporation (the “Company”), inContact, Inc., a Delaware corporation (“Parent”), Laser Bridge Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), and NICE Ltd., a company organized under the laws of the State of Israel (“NICE”).

On December 22, 2023, pursuant to the Merger Agreement, Merger Subsidiary merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company repaid all loans and discharged all obligations and terminated all credit commitments, security agreements and liens outstanding under the Credit Agreement, dated as of February 28, 2016, by and among LiveVox Intermediate LLC, LiveVox, Inc., PNC Bank, National Association (“PNC Bank”) and the lenders and other parties party thereto (the “Credit Agreement”), as amended by that certain (i) First Amendment to the Credit Agreement, dated as of February 28, 2018, (ii) Second Amendment to the Credit Agreement, dated as of May 6, 2019, (iii) Third Amendment and Waiver to the Credit Agreement, dated as of December 16, 2019, (iv) Fourth Amendment to the Credit Agreement, dated as of December 20, 2019, (v) Fifth Amendment to the Credit Agreement, dated as of January 13, 2021, (vi) Sixth Amendment to the Credit Agreement, dated as of February 5, 2021, (vii) Seventh Amendment to the Credit Agreement, dated as of August 2, 2021, (viii) Eighth Amendment to the Credit Agreement, dated as of March 31, 2023 and (ix) Ninth Amendment to the Credit Agreement, dated as of May 31, 2023. In connection with the payoff and termination of the Credit Agreement, the Company agreed to pledge approximately $1.5 million of cash collateral to secure certain outstanding letters of credit and corporate credit cards issued by PNC Bank that survive the closing of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i)	Each share of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Common Stock that were held by the Company as treasury stock or owned by NICE, Parent, Merger Subsidiary or any other subsidiaries thereof, the Earnout Shares and the Lock-Up Shares (each as defined below), or any shares of Common Stock as to which appraisal rights had been properly exercised in accordance with Delaware law), was automatically cancelled, extinguished and converted into the right to receive $3.74 (the “Merger Consideration”), without interest thereon;

“Earnout Shares” means an aggregate of 5,000,000 shares of Common Stock and “Lock-Up Shares” means an aggregate of 2,543,750 shares of Common Stock, in each case, held in escrow for the benefit of certain stockholders as disclosed on the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023. All Earnout Shares and Lock-Up Shares (along with any shares of Common Stock that were held by the Company as treasury stock or owned by NICE, Parent, Merger Subsidiary or any other subsidiaries thereof) were cancelled at the Effective Time, and no payment was made with respect thereto;

(ii)	Each award of time-based restricted stock units of the Company (each, a “Company RSU”) that was (a) outstanding and vested as of immediately prior to, or the vesting of which accelerated at, the Effective Time or (b) outstanding as of immediately prior to the Effective Time and held by a non-employee director of the Company or held by a former service provider to the Company (whether vested or unvested) (each, a “Terminating Company RSU”), was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (x) the aggregate number of shares of Common Stock subject to such Terminating Company RSU as of immediately prior to the Effective Time and (y) the Merger Consideration;

(iii)	Each Company RSU that was outstanding as of immediately prior to the Effective Time that was not a Terminating Company RSU (an “Unvested Company RSU”) was, at the Effective Time, cancelled and converted into an award under the NICE share incentive plan of time-vesting restricted stock units with respect to a number of American Depositary Shares of NICE, each representing one share of NICE (the “NICE ADSs”), equal to the product of (a) the number of shares of Common Stock subject to such Unvested Company RSU and (b) the quotient obtained by dividing (x) the Merger Consideration by (y) the volume-weighted average closing price of NICE ADSs reported on the Nasdaq (as defined below) for the ten full trading days ending on (and including) the trading day immediately preceding the date on which the Effective Time occurs, rounded to the nearest whole share (each, a “Converted NICE RSU”). Each Converted NICE RSU will remain subject to the same terms and conditions (including vesting, acceleration and payment schedule) as applied to the corresponding Company RSU immediately prior to the Effective Time;

(iv)	Each award of performance-based RSUs of the Company that was outstanding as of immediately prior to the Effective Time, was, at the Effective Time, cancelled in its entirety without the payment of any consideration with respect thereto;

(v)	Each redeemable warrant exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share, as adjusted (a “Company Warrant”), that was outstanding and unexercised as of immediately prior to the Effective Time, became, at the Effective Time, exercisable for the merger consideration that such holder would have received if such Company Warrant had been exercised by paying the exercise price in respect thereof in cash immediately prior to the Effective Time. Notwithstanding the foregoing, if a holder of a Company Warrant that was outstanding and unexercised as of immediately prior to the Effective Time properly exercised or exercises such Company Warrant within 30 days following the public disclosure of the consummation of the Merger, the exercise price in respect thereof was or will be reduced in accordance with the terms of the warrant agreement governing such Company Warrant; and

(vi)	The shares of Common Stock and Company Warrants that underlie the public units, each consisting of one share of Common Stock and one-half of one Company Warrant (the “Company Units”), will be treated in the same manner as the shares of Common Stock and Company Warrants, respectively, that do not underlie the Company Units.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 4, 2023, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company notified The Nasdaq Stock Market LLC (“Nasdaq”) on December 22, 2023 of the consummation of the Merger. The Company requested that Nasdaq delist its Common Stock, Company Warrants and Company Units on December 22, 2023. As a result, Nasdaq will file a Form 25 with the SEC to remove the Common Stock, Company Warrants and Company Units from listing on Nasdaq and deregister the Common Stock, Company Warrants and Company Units pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Common Stock, Company Warrants and Company Units will cease trading on Nasdaq effective following the close of trading on December 22, 2023. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock, Company Warrants and Company Units under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 hereof) was converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than in the case of the shares of Common Stock, the right to receive the Merger Consideration.

Each Company Warrant that was outstanding and unexercised as of immediately prior to the Effective Time, became, at the Effective Time, exercisable for the merger consideration that such holder would have received if such Company Warrant had been exercised by paying the exercise price in respect thereof in cash immediately prior to the Effective Time. Notwithstanding the foregoing, if a holder of a Company Warrant that was outstanding and unexercised as of immediately prior to the Effective Time properly exercised or exercises such Company Warrant within 30 days following the public disclosure of the consummation of the Merger, the exercise price in respect thereof was or will be reduced in accordance with the terms of the warrant agreement governing such Company Warrant.

The shares of Common Stock and Company Warrants that underlie the Company Units, will be treated in the same manner as the shares of Common Stock and Company Warrants, respectively, that do not underlie the Company Units.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total amount of consideration payable to the Company’s security holders in connection with the Merger was approximately $374 million. The funds used to consummate the Merger and complete the related transactions came from the readily available funds of Parent and NICE.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, (i) each of Stewart Bloom, Louis Summe, John DiLullo, Robert D. Beyer, Leslie C.G. Campbell, Doug Ceto, Rishi Chanda, Susan Morisato, Bernard Nann, Kathleen Pai, Marcello Pantuliano, and Todd M. Purdy resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof and (ii) Barak Eilam and Beth Gaspich became directors of the Company, in each case, effective as of the Effective Time on December 22, 2023. The positions on committees of the Company’s Board of Directors held by such resigning officers is as set forth in the Company’s Proxy Statement on Schedule 14A filed with the SEC on May 1, 2023, under the Section “Board Meetings and Committees”, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01	Other Events.

On December 22, 2023, the Company issued a notice to holders of Company Warrants announcing certain information with respect to the Company Warrants, including the reduced exercise price in respect thereof for 30 days following the public disclosure of the consummation of the Merger under the terms of the warrant agreement governing such Company Warrant; and. A copy of such notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 3, 2023, by and among LiveVox Holdings, Inc., inContact, Inc., Laser Bridge Merger Sub Inc., and NICE Ltd. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 4, 2023)*
3.1	Amended and Restated Certificate of Incorporation of LiveVox Holdings, Inc.
3.2	Amended and Restated Bylaws of LiveVox Holdings, Inc.
99.1	Notice to Holders of Company Warrants dated December 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

LIVEVOX HOLDINGS, INC.

By:	/s/ Aaron Ross
Name: Aaron Ross
Title: Chief Legal Officer